                                                                    EXHIBIT 10.2

                      FORM OF SWAP TRANSACTION AGREEMENT

[Bank of America Logo]


TO:     LTC Properties, Incorporated ("Counterparty")
        Attn:  Darrell Struck
        Rapidfax:  805-981-8663

FROM: Bank of America National Trust and Savings Association ("BofA") 185 Berry Street
        San Francisco, CA  94107
        Derivative Products Operations
        Phone No.: 415-624-1111
        Rapidfax:  415-624-1101

DATE:   August 12, 1997

RE:     USD 65,000,000.00 Swap Transaction
        Our Confirmation Reference:  1210 / 70808S3A

Dear Sir/Madam:

        The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        1. The parties agree that the Swap Transaction described in this Confirmation constitutes their binding obligations. Except as set forth in this Confirmation, the Swap Transaction shall be subject to all the terms and conditions of the form of the master agreement entitled "Master Agreement" ("Multicurrency-Cross Boarder" version) as published in 1992 by the International Swaps and Derivatives Association, Inc., (and herein called the "ISDA Agreement"), excluding the "Schedule" thereto. Counterparty and BofA shall negotiate a Schedule and upon agreement shall sign the ISDA Agreement whereupon this Confirmation shall be deemed automatically, without further action of any party, to be a Confirmation under the Agreement; provided however, that unless and until Counterparty of BofA agree upon and sign the Agreement, the preceding sentence shall have full force and effect.

        THIS FACSIMILE TRANSACTION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION. Pursuant to ISDA guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, should you have an internal requirement for confirmations with an original signature, we request that you sign and return this Confirmation by facsimile, whereupon, we will add an original signature to the fully executed Confirmation, and forward it to you by mail.

        2. The terms of the particular Swap Transaction, which is a Treasury Lock, to which this Confirmation relates are as follows:

Notional Amount:                      USD 65,000,000.00
Trade Date:                           August 8, 1997
Termination Date:                     December 15, 1997, 2:00 P.M. New York time
Fixed Rate Payer:                     Counterparty


Fixed Rate:                           6.3875%
Floating Rate Payer:                  BofA
Floating Rate:                        The Settlement Yield
Reference Security:                   Interpolated Seven-Year United States Government Treasury
                                      Security based on (i) the most recently auctioned Five-Year
                                      United States Government Treasury Security as of the
                                      Termination Date (the "Five-Year Treasury") and (ii) the
                                      most recently auctioned Ten-Year United States Government
                                      Treasury Security as of the Termination Date (the "Ten-Year
                                      Treasury").  For purposes of the interpolation, 60% of the
                                      Five-Year Treasury will be used and 40% of the Ten-Year
                                      Treasury will be used.
Settlement Yield:                     60% of the yield to maturity of the Five-Year Treasury plus
                                      40% of the yield to maturity of the Ten-Year Treasury on
                                      the Termination Date.
Settlement Cash Flow:                 On the Termination Date, the Settlement Cash Flow shall
                                      mean the amount calculated as the product of
                                      (i)  the difference, in basis points (i.e., .0001 = 1 basis point) between the Settlement Yield and the Fixed Rate,
                                      (ii) the Dollar Value of One Reference Security Basis
                                      Point, as of Termination Date, and (iii) the Notional
                                      Amount (expressed in units of $1MM).
Dollar Value of One Reference         60% of the price change, expressed in Dollars, which would
Security Basis Point:                 occur on one million face amount of (i ) the Five-Year
                                      Treasury if the yield to maturity moves one basis point
                                      away from the Settlement Yield.

If Settlement Yield is Greater than   BofA Settlement Cash Flow to Counterparty
 Fixed Rate:
If Settlement yield is Less than      Counter party pays Settlement Cash Flow to BofA
 Fixed Rate:
Payment Date:                         December 17, 1997
Rounding:                             To the nearest 1/1000 of the rate stated as a percent
Governing Law:                        New York
Settlement Yield and Settlement Cash  BofA
 Flow Determination Agent:

        3.      Account Details

Payments to BofA:                     FED FUNDS TO BANK OF AMERICA NT AND SA SAN FRANCISCO
                                      ABA NO. 1210-0035-8 BISD ACCT NO. 33006-83980 ATTN:
                                      INTERST RATE SWAP OPERATIONS


Payments to Counterparty:             FED FUNDS TO SANWA BANK OF CALIFORNIA, ABA NO.
                                      1220-0351-6, ACCT. LTC PROPERTIES, INCORPORATED,
                                      ACCT NO. 0496-17539

        4.  Offices:
Office of BofA:                       The San Francisco Head Office

Office of Counterparty:               Oxnard, CA

Other Provisions Applicable to BofA
-----------------------------------
Specified Entities of BofA:           None
Credit Support Document(s) Relating
 to BofA:                             None

Credit Support Provider Relating to
 BofA:                                None

Agreements of BofA:                   As per Section 4 of the ISDA Agreement.

Representations of BofA:              As per Section 3 of the ISDA Agreement.

Other Provisions Applicable to
------------------------------
Counterparty
------------
Specified Entities of Counterparty:   As may be indicated in the Agreement, if at all.
Credit Support Document(s) Relating
 to Counterparty:                     As may be indicated in the Agreement, if at all.

Credit Support Provider Relating to
 Counterparty:                        As may be indicated in the Agreement, if at all.

Agreements of Counterparty:           As per Section 4 of the ISDA Agreement.

Representations of Counterparty:      As per Section 3 of the ISDA Agreement.

Other Provisions (General)
-------------------------
(A)  Other Agreements:                Corporate Resolution, Specimen Signature Certificate and
                                      other documentation jas indicated in the Agreement, if at
                                      all.

(B)  Events of Default:               As per Section 5 of the ISDA Agreement and Cross Default as
                                      indicated in the Agreement, if at all.

(C)  Termination Events:              All the Termination Events specified in Section 5(b) of the
                                      ISDA Agreement will apply (including Credit Event Upon
                                      Merger).

(D)  Early Termination:               As per Section 6 of the ISDA Agreement, it being the
                                      parties' intent that Section 6 apply to all outstanding Swap
                                      Transactions before (as well as after) execution of the
                                      Agreement.


(E)  Tax Representations:               Counterparty and BofA make the Payer Representations
                                        contained in Part 2 of the Schedule to the ISDA Agreement.
                                        Payee Representations may be indicated in Part 3 of the
                                        Schedule to the Agreement, if applicable.

(F)  Tax Agreements of BofA and
 Counterparty:                          As may be indicated in the Agreement if at all.

(G)  Variations to the ISDA Agreement:  BofA has made certain amendments to the ISDA Agreement which it believes are of a noncontentious nature.  These
                                        amendments will be specified in the draft Agreement to be
                                        sent by BofA to Counterparty.
(H)  Documentation:                     This Confirmation will constitute a binding agreement with respect to the Swap Transaction described herein.  Without prejudice to the preceding sentence, Counterparty and BofA will negotiate in good faith to enter into the Agreement as soon as practicable after the date of this Confirmation.


        Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex or letter, within 24 hours of receipt of this Confirmation to Bank of America NT & SA San Francisco Telex No. 249839 Answer Back OPRST UP or Rapidfax No. 415-624-1101 Attention: Derivative Products Operations, substantially in the form below:


Quote

We acknowledge receipt of your rapidfax dated August 12, 1997 with respect to the Swap Transaction entered into on August 8, 1997 between LTC Properties Incorporated and Bank of America National Trust and Savings Association with a Notional Amount of USD 65,000,000.00 and a Termination Date of December 15, 1997, and confirm our agreement to be bound by the terms specified in such rapidfax.

Unquote